                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of February, 2000.


                                        /s/ A. Alfred Taubman
                                        ----------------------------------
                                        A. ALFRED TAUBMAN

                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of February, 2000.



                                        /s/ Max M. Fisher
                                        ----------------------------------
                                        MAX M. FISHER

                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of February, 2000.


                                        /s/ Viscount Blakenham
                                        ----------------------------------
                                        VISCOUNT BLAKENHAM

                                POWER OF ATTORNEY

           The undersigned, a Director of Sotheby's Holdings, Inc., a
Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

           IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 1st day of February, 2000.


                                        /s/ Walter J.P. Curley
                                        ----------------------------------
                                        WALTER J.P. CURLEY

                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature this 3rd day of February, 2000.


                                        /s/ Sharon Percy Rockefeller
                                        ----------------------------------
                                        SHARON PERCY ROCKEFELLER

                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 3rd day of February, 2000.

                                        /s/ The Marquess of Hartington
                                        ----------------------------------
                                        THE MARQUESS OF HARTINGTON

                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of February, 2000.

                                        /s/ Henry R. Kravis
                                        ----------------------------------
                                        HENRY R. KRAVIS

                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 1st day of February, 2000.

                                        /s/ Conrad Black
                                        ----------------------------------
                                        CONRAD BLACK

                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana D. Brooks and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 16th day of February, 2000.


                                        /s/ Jeffrey H. Miro
                                        ----------------------------------
                                        JEFFREY H. MIRO

                                POWER OF ATTORNEY

          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William
F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 29th day of February, 2000.


                                        /s/ Michael I. Sovern
                                        ---------------------------------------
                                        MICHAEL I. SOVERN

                                POWER OF ATTORNEY

                  The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan, with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of March, 2000.

                                                  /s/ Diana D. Brooks
                                             -----------------------------------
                                             DIANA D. BROOKS

                                POWER OF ATTORNEY

                  The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 10th day of March, 2000.

                                                       /s/ Robin Woodhead
                                                 -------------------------------
                                                 ROBIN WOODHEAD

                                POWER OF ATTORNEY

                  The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of William F. Ruprecht and William S. Sheridan, with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of March, 2000.

                                                  /s/ Deborah Zoullas
                                           ------------------------------------
                                           DEBORAH ZOULLAS